BONDS PAYABLE	12 Months Ended
Dec. 31, 2019
Disclosure Of Bonds Payable [Abstract]
BONDS PAYABLE

16. BONDS PAYABLE

During the year ended December 31, 2019, the Company issued a total of 9,880 bonds (2018 - 9,663) at a price of $100 each for gross proceeds of $988,000 (2018 - $966,300). The bonds are secured against all present and after-acquired personal property of the Company, incur interest at a rate of 10% paid monthly, and mature September 21, 2021. In connection with the bonds issued, the Company paid cash debt issuance costs to an agent of $128,440 (2018 - $77,304) and issued 921,780 (2018 - 740,240) share purchase warrants to the agent with a fair value of $33,545 (2018 - $28,514). The share purchase warrants are exercisable at prices ranging from $0.08 to $0.14 per common share for a period of two years.

The fair value of the share purchase warrants was calculated using the Black-Scholes model and the following weighted average assumptions:

	2019	2018
Share price at date of grant	$0.09	$0.10
Exercise price	$0.09	$0.10
Expected life	2 years	2 years
Expected volatility	76.65%	92.85%
Risk free interest rate	1.68%	2.12%
Expected dividend yield	0%	0%
Expected forfeiture rate	0%	0%

The cash debt issuance costs and fair value of the share purchase warrants were applied against the carrying value of the bond. During the year ended December 31, 2019, the Company recorded an amortization expense related to the debt issuance costs of $95,399 (2018 - $5,455).

As at December 31, 2019, the carrying value of the bonds are $1,787,351 (2018 - $865,937). During the year ended December 31, 2019, the Company has incurred interest expense of $177,005 (2018 - $15,038) on the bonds payable, of which $16,599 (2018 - $15,038) remains payable and has been recorded within interest payable on the consolidated statement of financial position.